As filed with the Securities and Exchange Commission on July 30, 1999
                                                    Registration No. 333-______
===============================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                               ------------------

                           ONYX PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)

                               -------------------

                  DELAWARE                                94-3154463
          (State of incorporation)                     (I.R.S. Employer
                                                      Identification No.)

                               -------------------

                               3031 RESEARCH DRIVE
                           RICHMOND, CALIFORNIA 94806
                                 (510) 222-9700
          (Address and telephone number of Principal Executive Offices)

                           1996 EQUITY INCENTIVE PLAN
                            (Full title of the plan)

                               HOLLINGS C. RENTON
                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
                           ONYX PHARMACEUTICALS, INC.
                               3031 RESEARCH DRIVE
                           RICHMOND, CALIFORNIA 94806
                                 (510) 222-9700
           (Name, address, and telephone number of agent for service)

                              --------------------

                                   Copies to:
                              ROBERT L. JONES, ESQ.
                               COOLEY GODWARD LLP
                              FIVE PALO ALTO SQUARE
                               3000 EL CAMINO REAL
                        PALO ALTO, CALIFORNIA 94306-2155
                                 (650) 843-5000

                                                CALCULATION OF REGISTRATION FEE
----------------------------------------------------------------------------------------------------------------------------
                                                       PROPOSED MAXIMUM        PROPOSED MAXIMUM
 TITLE OF SECURITIES TO                               OFFERING PRICE PER      AGGREGATE OFFERING           AMOUNT OF
      BE REGISTERED         AMOUNT TO BE REGISTERED        SHARE(1)                PRICE(1)             REGISTRATION FEE
----------------------------------------------------------------------------------------------------------------------------
Stock options and common
stock (par value $.001)            300,000                  $9.03                 $2,709,000                $753.10

----------------------------------------------------------------------------------------------------------------------------

(1) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h) of the Securities Act of 1933, as amended. The offering price per share and aggregate offering price are based on the average of the high and low prices of the Registrant's Common Stock as reported on the Nasdaq National Market on July 27, 1999.

===============================================================================

                                EXPLANATORY NOTE

         This registration statement on Form S-8 is being filed for the purpose of registering an additional 300,000 shares of Onyx Pharmaceuticals, Inc.'s common stock to be issued pursuant to Onyx's 1996 Equity Incentive Plan, as amended. The registration statements on Form S-8 previously filed with the Securities and Exchange Commission relating to the Equity Incentive Plan (File Nos. 333-04839, 333-34681, and 333-60805) are incorporated by reference herein.


                                    EXHIBITS

EXHIBIT
NUMBER
-------
5.1            Opinion of Cooley Godward LLP.

23.1           Consent of Ernst & Young LLP, Independent Auditors.

23.2           Consent of Cooley Godward LLP.  Reference is made to Exhibit 5.1.

24.1           Power of Attorney.  Reference is made to the signature pages.

99.1*          1996 Equity Incentive Plan.

----------------------
* Filed as an exhibit to Onyx's Registration Statement on Form SB-2 (No. 333-3176-LA) and incorporated by reference herein.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, State of California, on the 30th day of July, 1999.


                                   ONYX PHARMACEUTICALS, INC.


                                   By:    /s/ Hollings C. Renton
                                          -------------------------------------
                                          HOLLINGS C. RENTON
                                          President and Chief Executive Officer


                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Hollings C. Renton and Marilyn E. Wortzman, and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


       Signature                                      Title                                    Date
       ---------                                      -----                                    ----
 /s/ Hollings C. Renton                President, Chief Executive Officer and              July 30, 1999
 ----------------------                  Director (PRINCIPAL EXECUTIVE AND
   Hollings C. Renton                            FINANCIAL OFFICER)


 /s/ Marilyn E. Wortzman                  Controller (PRINCIPAL ACCOUNTING                 July 30, 1999
 -----------------------                             OFFICER)
   Marilyn E. Wortzman



 /s/ Michael J. Berendt                               Director                             July 30, 1999
 ----------------------
Michael J. Berendt, Ph.D.


  /s/ Samuel D. Colella                  Chairman of the Board of Directors                July 30, 1999
  ---------------------
    Samuel D. Colella


      /s/ Paul Goddard                                  Director                           July 30, 1999
      ----------------
     Paul Goddard, Ph.D.


    /s/ Edward E. Penhoet                               Director                           July 30, 1999
    ---------------------
  Edward E. Penhoet, Ph.D.


     /s/ Nicole Vitullo                                 Director                           July 30, 1999
     ------------------
       Nicole Vitullo


    /s/ Wendell Wierenga                                Director                           July 30, 1999
   -----------------------
   Wendell Wierenga, Ph.D.


                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------
5.1            Opinion of Cooley Godward LLP.

23.1           Consent of Ernst & Young LLP, Independent Auditors.

23.2           Consent of Cooley Godward LLP.  Reference is made to Exhibit 5.1.

24.1           Power of Attorney.  Reference is made to the signature pages.

99.1*          1996 Equity Incentive Plan.

-----------------------
* Filed as an exhibit to Onyx's Registration Statement on Form SB-2 (No. 333-3176-LA) and incorporated by reference herein.